Exhibit 99.2

1 UNITED STATES DISTRICT COURT DISTRICT OF MARYLAND ROBERT WOJCIK, derivatively on behalf of OMEGA HEALTHCARE INVESTORS, INC. Plaintiff, v. OMEGA HEALTHCARE INVESTORS, INC., C. TAYLOR PICKETT, ROBERT O. STEPHENSON, DANIEL J. BOOTH, CRAIG M. BERNFIELD, NORMAN R. BOBINS, CRAIG R. CALLEN, BARBARA B. HILL, HAROLD J. KLOOSTERMAN, BERNARD J. KORMAN, EDWARD LOWENTHAL, BEN W. PERKS, STEPHEN D. PLAVIN, KAPILA K. ANAND, and BURKE W. WHITMAN, Defendants. Case No.: 1:20-cv-03491-JKB NOTICE OF PROPOSED SETTLEMENT AND OF SETTLEMENT HEARING TO: ALL OWNERS OF COMMON STOCK OF OMEGA HEALTHCARE INVESTORS, INC. (“OMEGA” OR THE “COMPANY”) AS OF FEBRUARY 22, 2024, AND WHO CONTINUE TO HOLD OMEGA COMMON STOCK AS OF THE DATE OF THE SETTLEMENT HEARING (“CURRENT SHAREHOLDERS”): PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF SHAREHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

2 YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District Court for the District of Maryland (the “Court”), that a proposed settlement has been reached resolving the following shareholder derivative litigation brought on behalf and for the benefit of Omega, captioned Wojcik v. Omega Healthcare Investors, Inc., et al., Case No. 1:20-cv-03491 (D.Md.) (the “Derivative Action”).1 This Notice describes what steps you may take in relation to the Settlement. This Notice is solely to advise you of the proposed Settlement of the Derivative Action and of your rights in connection with the proposed Settlement. As explained below, a Settlement Hearing will be held on June 24, 2024, at 2:00 p.m., before the Honorable Chief Judge James K. Bredar, at the U.S. District Court for the District of Maryland, 101 West Lombard Street, Baltimore, MD 21201, Courtroom 5A, at which the Court will determine: (a) whether the terms of the Settlement should be approved, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, as fair, reasonable, adequate, and in the best interest of the Company and its shareholders; (b) whether notice of the Settlement fully satisfied the requirements of Rule 23.1 and due process; (c) whether the Court should enter the Judgment dismissing the Derivative Action with prejudice, and release and enjoin prosecution of any and all Diversity Claims; (d) whether the application of Plaintiff’s Counsel for an award of attorneys’ fees and reimbursement of expenses (“Fee and Expense Amount”), and service award to Plaintiff (“Service Award”), should be approved; and (e) such other matters as the Court may deem appropriate. You have an opportunity to be heard at this hearing. The Court may adjourn the Settlement Hearing by oral or other announcement at such hearing or make any other adjournment without further notice of any kind. The Court may approve the Settlement with or without modification, enter the Judgment, and order the payment of the Fee and Expense Amount and Service Award without further notice of any kind. The terms and conditions of the proposed Settlement are summarized in this Notice and set forth in full in the Stipulation. The Court has not determined the merits of Plaintiff’s claims or Defendants’ defenses. By this Notice, the Court does not express any opinion as to the merits of any claim or defense asserted by any party in the Derivative Action. THERE IS NO CLAIMS PROCEDURE. The Derivative Action was brought to protect the interests of Omega. The Settlement will result in changes to the Company’s corporate governance, not in payment to individuals, and accordingly, there will be no procedure for shareholders to make claims. I. FACTUAL AND PROCEDURAL BACKGROUND A. Proceedings in this Action On December 12, 2020, plaintiff Robert Wojcik (“Plaintiff”) filed a verified shareholder derivative complaint on behalf of nominal defendant Omega Healthcare Investors, Inc. (“Omega”) 1 All capitalized terms herein have the same meanings set forth in the Settling Parties’ Stipulation of Settlement dated February 22, 2024 (“Stipulation”), which is available for viewing on Omega’s website at https://www.omegahealthcare.com/investors/corporate-governance.

3 for alleged violations of Section 14(a) of the Exchange Act, for contribution under Sections 10(b) and 21D of the Exchange Act, as well as claims for breach of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets, relating to lack of diversity, discrimination, race, gender, and social justice, as well as relating to statements concerning the financial condition of one of Omega’s tenants as alleged in a securities class action that is described below. Pursuant to the parties’ agreement, the Court so ordered a stipulation to stay the Derivative Action on December 21, 2020, which stay was subsequently continued thereafter. On October 4, 2022, the Court entered a Stipulation and Protective Order Regarding Confidential Information, and on October 10, 2022, Defendants produced documents to Plaintiff subject to the terms of the protective order. B. Proceedings in the Securities Class Action On November 16, 2017, Dror Gronich filed a class action for violations of the federal securities laws on behalf of a class of all Persons who purchased or otherwise acquired the securities of Omega between February 8, 2017, and October 31, 2017, in the United States District Court for the Southern District of New York (“New York Federal Court”), captioned Gronich v. Omega Healthcare Investors, Inc., et al., 1:17-cv-08983 (“Gronich”). On November 17, 2017, Steve Klein filed a substantially similar, related class action complaint for violations of the federal securities laws, captioned Klein v. Omega Healthcare Investors, Inc., et al., 1:17-cv-09024 (“Klein”). On March 27, 2018, pursuant to the Private Securities Litigation Reform Act of 1995, 15 U.S.C. §78u-4(a)(3), et seq., the Gronich and Klein cases were consolidated under the caption In Re Omega Healthcare Investors, Inc. Securities Litigation, 1:17-cv-08983 (the “Securities Class Action”). The Securities Class Action alleged violations of §§ 10(b) and 20(a) of the Securities Exchange Act of 1934, 15 U.S.C. §§78j(b) and 78t(a) primarily relating to statements concerning the financial condition of one of Omega’s tenants. On April 25, 2023, the New York Federal Court approved a settlement resolving all claims in the Securities Class Action. C. Proceedings in Related Derivative Actions On August 22, 2018, Stourbridge Investments LLC filed a stockholder derivative action on behalf of nominal defendant Omega for alleged violations of §14(a) of the Securities Exchange Act of 1934, breaches of fiduciary duties, abuse of control, and gross mismanagement, primarily relating to matters alleged in the Securities Class Action, in the New York Federal Court, captioned Stourbridge Investments, LLC v. Callen et al., Case No. 1:18-cv-07638 (the “Stourbridge Action”). The Stourbridge Action was stayed on October 10, 2018. Pursuant to the parties’ request by joint letter, dated January 30, 2024, the case will remain stayed until March 1, 2024. On January 30, 2019, Philip Swan filed a substantially similar stockholder derivative action on behalf of nominal defendant Omega for alleged breaches of fiduciary duty, waste of corporate assets, and unjust enrichment in the Baltimore City Circuit Court, Maryland (“Baltimore Court”) captioned Swan v, Pickett et al., Case No. 24-C-19-000573 (“Swan Action,” and together with the Stourbridge Action, the “Other Derivative Actions”). On February 21, 2019, Tom Bradley filed a substantially similar stockholder derivative complaint in the Baltimore Court captioned Bradley, et al. v. Callen et al., Case No. 24-C-19-000972 that was consolidated into the Swan Action. Pursuant to the

4 parties’ agreement, the Swan Action was stayed pursuant to court order on October 11, 2019, which stay was subsequently continued on January 6, 2022, and again on October 17, 2023. D. Settlement Efforts In December 2020, the Settling Parties and the parties in the Securities Class Action and Other Derivative Actions engaged the services of neutral mediator David Murphy, Esq. of Phillips ADR (“Mediator”), to assist in settlement discussions. On December 31, 2020, the Settling Parties exchanged confidential mediation briefs. Plaintiff submitted a settlement demand with his mediation brief that included a corporate governance reforms proposal and a damages analysis. On January 13, 2021, the Settling Parties, and the parties in the Securities Class Action and Other Derivative Actions, participated in an all-day mediation session via Zoom with the Mediator. The mediation did not result in an agreement, but the parties remained in contact with the Mediator, conducting informal and formal negotiations over the 19 months that followed. On September 30, 2022, the Settling Parties engaged in a second all-day mediation session in person in New York, New York with the Mediator. The parties in the Securities Class Action and Other Derivative Actions attended this mediation session in person or via Zoom. That session ultimately resulted in a resolution of the Securities Class Action, but no agreement to resolve the Derivative Action or Other Derivative Actions was reached. The Settling Parties continued to engage in informal and formal arms-length negotiations directly and through the Mediator. Throughout the year 2023, the Settling Parties exchanged numerous proposals and counterproposals to resolve the Derivative Action, including verbal discussions and comprehensive written proposals. The Settling Parties ultimately agreed in principle on September 21, 2023, on the material terms, including the corporate governance reforms relating to diversity, discrimination, race, gender, or social justice adopted by Omega (“Corporate Governance Reforms”), to resolve the Derivative Action, which were subsequently memorialized in this Stipulation.2 Following the Settling Parties’ agreement in principle on the material terms of a settlement, on November 14, 2023, the Settling Parties engaged in a third all-day mediation session in person in New York, New York with the Mediator to negotiate the attorneys’ fees and expenses that would be payable by Omega’s insurers in recognition of the substantial benefits achieved through settlement. The parties in the Other Derivative Actions attended this mediation session in person or via Zoom. The mediation did not result in an agreement between the Settling Parties on attorneys’ fees and expenses, but the Settling Parties remained in contact with the Mediator. Ultimately, on November 17, 2023, the Settling Parties accepted the Mediator’s double-blind proposal for Omega’s insurers to pay $850,000 in attorneys’ fees and expenses to Plaintiff’s Counsel, subject to Court approval. 2 This Stipulation does not resolve the Other Derivative Actions. The parties to the Other Derivative Actions have agreed to enter into a separate stipulation of settlement.

5 II. PLAINTIFF’S CLAIMS AND THE BENEFITS OF SETTLEMENT Plaintiff believes that the Derivative Action has substantial merit, and Plaintiff’s entry into the Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Action. However, Plaintiff and Plaintiff’s Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Action against the Individual Defendants through trial and possible appeals. Plaintiff’s Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Derivative Action, as well as the difficulties and delays inherent in such litigation. Plaintiff’s Counsel are also mindful of the inherent problems of pleading the futility of a pre-suit litigation demand in derivative litigation, and the possible defenses to the claims alleged in the Derivative Action. Plaintiff’s Counsel have conducted extensive investigation and analysis, including, inter alia: (i) reviewing and analyzing Omega press releases, public statements, and filings with the U.S. Securities and Exchange Commission; (ii) reviewing and analyzing securities analysts’ reports and advisories and media reports about the Company; (iii) reviewing and analyzing the pleadings and orders in the Securities Class Action; (iv) researching the applicable law with respect to the claims alleged and the potential defenses thereto; (v) preparing and filing the complaint in the Derivative Action; (vi) researching and evaluating factual and legal issues relevant to the claims; (vii) reviewed thousands of pages of confidential internal corporate documents produced by Defendants; (viii) engaging in settlement negotiations with Defendants’ counsel regarding the specific facts, and perceived strengths and weaknesses of the Derivative Action, and other issues in an effort to facilitate negotiations; (ix) researching the Company’s corporate governance structure in connection with settlement efforts; (x) preparing a comprehensive settlement demand and modified demands over the course of the Settling Parties’ settlement negotiations; (xi) negotiating and drafting a memorandum of understanding setting forth the agreement in principle among the Settling Parties; (xii) participating in the three full-day mediation sessions; and (xiii) negotiating and drafting a comprehensive Stipulation. Based on Plaintiff’s Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff’s Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Omega. Based upon Plaintiff’s Counsel’s evaluation, Plaintiff has determined that the Settlement is in the best interests of Omega and have agreed to settle the Derivative Action upon the terms and subject to the conditions set forth herein. III. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiff in the Derivative Action, and the Individual Defendants have expressly denied and continue to deny all allegations of wrongdoing or liability against them arising out of any conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Derivative Action. Nonetheless, Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases such as the Derivative Action. Defendants have determined that is it in the best interests of Omega for the Derivative Action to be settled in the

6 manner and upon the terms and conditions set in the Stipulation. IV. TERMS OF THE SETTLEMENT The terms and conditions of the proposed Settlement are set forth in the Stipulation, which has been filed with the Court and is available for viewing on Omega’s website at https://www.omegahealthcare.com/investors/corporate-governance. The following is only a summary of its terms. Within sixty (60) days of the Effective Date, the Board shall adopt such resolutions and amend such bylaws, committee charters and policies or procedures as necessary to ensure adherence to the Corporate Governance Reforms for a period of no less than two (2) years following the Effective Date, except for modifications required by applicable law, regulation, or fiduciary duty to Omega. Omega acknowledges and agrees that the filing, pendency, and settlement of the Derivative Action were a material factor in the Company’s decision to adopt, implement, and maintain the Corporate Governance Reforms. Omega also acknowledges and agrees that the Corporate Governance Reforms confer substantial benefits on Omega and Current Shareholders. The Corporate Governance Reforms address the allegations underlying the Derivative Action and provide for corporate governance improvements in the following categories: (1) Creation of Environmental, Social, and Governance Steering Committee and Charter; (2) Appointment of New Independent and Diverse Director to the Board; (3) New Process for Nominating New Directors to the Board; (4) New Process for Hiring New Senior Leadership Positions; (5) New Diversity Training Program; and (6) New Reporting to Public Shareholders on Board Skills and Diversity. For a detailed description of the Corporate Governance Reforms that Omega agreed to adopt as consideration for the Settlement, please see Exhibit A to the Stipulation, which is available for viewing at the Court or on Omega’s website at https://www.omegahealthcare.com/investors/corporate-governance. V. RELEASES AND DISMISSAL The Settlement will become effective on the Effective Date, when all events upon which the Settlement is conditioned have occurred, including the entry of the Judgment approving the Settlement and dismissing the Derivative Action with prejudice, which becomes Final and non-appealable. Upon the Effective Date, each of the Plaintiff’s Releasing Persons shall be deemed to, and by operation of the Judgment shall: (a) have fully, finally, and forever released, relinquished, and

7 discharged the Diversity Claims against the Plaintiff’s Released Persons; (b) have covenanted not to sue any Plaintiff’s Released Person with respect to any Diversity Claims; and (c) be permanently barred and enjoined from instituting, commencing or prosecuting the Diversity Claims against the Plaintiff’s Released Persons. Upon the Effective Date, each of the Defendants’ Releasing Persons shall be deemed to, and by operation of the Judgment shall: (a) have fully, finally, and forever released, relinquished and discharged each and all of Defendants’ Released Persons from Defendants’ Released Claims; (b) have covenanted not to sue Defendants’ Released Persons with respect to any of Defendants’ Released Claims; and (c) be permanently barred and enjoined from instituting, commencing or prosecuting Defendants’ Released Claims against Defendants’ Released Persons. VI. ATTORNEYS’ FEES AND REIMBURSEMENT OF EXPENSES In consideration of the substantial benefits conferred upon Omega and Current Shareholders as a direct result of the Corporate Governance Reforms and Plaintiff’s and Plaintiff’s Counsel’s efforts in connection with the Derivative Action, and subject to Court approval, Omega has agreed to cause its insurers to pay to Plaintiff’s Counsel, collectively, their attorneys’ fees and costs in the amount of eight hundred and fifty thousand dollars ($850,000) (the “Fee and Expense Amount”). Plaintiff and Plaintiff’s Counsel agree that they will not seek attorneys’ fees and expenses that exceed the maximum total amount of $850,000.00. The Fee and Expense Amount or such other amount as may be awarded by the Court shall constitute final and complete payment for Plaintiff’s attorneys’ fees and expenses that have been incurred or will be incurred in connection with the Derivative Action. Plaintiff’s Counsel will request approval by the Court of the Fee and Expense Amount at the Settlement Hearing. To date, Plaintiff’s Counsel have neither received any payment for their services in pursuing the Derivative Action, nor have Plaintiff’s Counsel been reimbursed for their out-of-pocket litigation expenses incurred. Plaintiff’s Counsel believe that the Fee and Expense Amount is within the range of fees and expenses awarded to plaintiffs’ counsel under similar circumstances in litigation of this type. Plaintiff’s Counsel will apply for a proposed service award of up to two thousand dollars ($2,000.00) for Plaintiff in recognition of the substantial benefits he helped to create for all Current Shareholders (“Service Award”). Any Service Award approved by the Court shall be funded from the Fee and Expense Amount. Defendants and Defendants’ Counsel shall not object to the application of the Service Award. VII. THE SETTLEMENT HEARING The Settlement Hearing will be held before the Honorable Chief Judge James K. Bredar, at the U.S. District Court for the District of Maryland, 101 West Lombard Street, Baltimore, MD 21201, Courtroom 5A, at which the Court will determine: (a) whether the terms of the Settlement should be approved, pursuant to Rule 23.1, as fair, reasonable, adequate, and in the best interest of the Company and its shareholders; (b) whether notice of the Settlement fully satisfied the requirements of Rule 23.1 and due process; (c) whether the Court should enter the Judgment dismissing the Derivative Action with prejudice, and release and enjoin prosecution of any and all

8 Diversity Claims; (d) whether the application of Plaintiff’s Counsel for an award of attorneys’ fees and reimbursement of expenses, and award to Plaintiff, should be approved; and (e) such other matters as the Court may deem appropriate. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof, without further notice. The Court may decide to hold the Settlement Hearing telephonically or by other virtual means without further notice. If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or Omega’s website at https://www.omegahealthcare.com/investors/corporate-governance for any change in date, time or format of the Settlement Hearing. Any Current Shareholder may, but is not required to, appear at the Settlement Hearing. VIII. THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING Any Current Shareholder of Omega common stock may appear and show cause, if he, she, or it has any reason why the Settlement embodied in the Stipulation should not be approved as fair, reasonable, and adequate, or why a judgment should or should not be entered thereon, or the Fee and Expense Amount or Service Award should not be awarded. However, unless otherwise ordered by the Court, no shareholder shall be heard or entitled to contest the approval of the proposed Settlement, or, if approved, the Judgment to be entered thereon, or to the Fee and Expense Amount and Service Award, unless that shareholder has, at least twenty-one (21) calendar days prior to the Settlement Hearing, caused to be filed with the Court a written notice of objection containing the following information: 1. The shareholder’s name, legal address, and telephone number; 2. The case name and number (Wojcik v. Omega Healthcare Investors, Inc., et al., Case No. 1:20-cv-03491); 3. Proof of being an Omega shareholder at the time of the objection and as of February 22, 2024; 4. The date(s) on which the shareholder acquired their Omega shares of Omega common stock; 5. A statement of each objection being made; 6. Notice of whether the shareholder intends to appear at the Settlement Hearing (an appearance is not required); and 7. Copies of any papers to be submitted to the Court, along with the names of any witness(es) the shareholder intends to call to testify at the Settlement Hearing and the subject(s) of their testimony. If you wish to object to the proposed Settlement, you must file the written objection described above with the Court on or before June 3, 2024. All written objections and supporting papers must be filed with the Clerk of the Court, U.S. District Court for the District of Maryland, 101 West Lombard Street, Baltimore, MD 21201, and served by that date to each of the following Settling Parties’ counsel:

9 Counsel for Plaintiff Counsel for Defendants THE BROWN LAW FIRM, P.C. Attn: Timothy Brown 767 Third Avenue, Suite 2501 New York, NY 10017 T: 516-922-5427 E: tbrown@thebrownlawfirm.net PESSIN KATZ LAW, P.A. Attn: Robert S. Campbell 901 Dulaney Valley Road, Suite 500 Towson, Maryland 21204 T: 410-769-6140 E: rcampbell@pklaw.com BRYAN CAVE LEIGHTON PAISNER LLP Attn: Eric Rieder 1290 Avenue of the Americas New York, NY 10104 T: 212-541-2057 E: ERieder@bclplaw.com YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN June 3, 2024. Only Current Shareholders who have filed with the Court and sent to the Settling Parties’ counsel a valid and timely written notice of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise. Any Person or entity who fails to appear or object in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement and to the Fee and Expense Amount and Service Award, unless otherwise ordered by the Court, but shall be forever bound by the Judgment entered and the releases to be given as set forth in the Stipulation. CURRENT SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. IX. EXAMINATION OF PAPERS AND INQUIRIES There is additional information concerning the Settlement available in the Stipulation, which is available for viewing on Omega’s website at https://www.omegahealthcare.com/investors/corporate-governance. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, U.S. District Court for the District of Maryland, 101 West Lombard Street, Baltimore, MD 21201. Or you can contact Plaintiff’s Counsel: Timothy Brown, The Brown Law Firm P.C., 767 Third Avenue, Suite 2501, New York, New York 10017, telephone: (516) 922-5427, email: tbrown@thebrownlawfirm.net for additional information concerning the Settlement. PLEASE DO NOT CONTACT THE COURT OR OMEGA REGARDING THIS NOTICE. DATED: April 2, 2024 BY ORDER OF THE COURT U.S. DISTRICT COURT FOR THE DISTRICT OF MARYLAND